Legg Mason Value Trust, Inc. Investment Commentary and Quarterly Report to Shareholders December 31, 2006

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	9

ii  Investment Commentary

Legg Mason Value Trust, Inc.

Market Comments: Fourth Quarter 2006

Calendar year 2006 was the first year since I took over sole management of the Legg Mason Value Trust in the late fall of 1990 that the Fund trailed the return of the S&P 500A. Those 15 consecutive years of outperformance led to a lot of publicity, commentary, and questions about “the streak,” with comparisons being made to Cal Ripken’s consecutive games played streak, or Joe DiMaggio’s hitting streak, or Greg Maddux’s 17 consecutive years with 15 or more wins, among others. Now that it is over, I thought shareholders might be interested in a few reflections on it, and on what significance, if any, it has.

A common question I’ve gotten is whether I am in some sense relieved that it is over. The answer is no. Active managers are paid to add value over what can be earned at low cost from passive investing, and failure to do that is failure. We underperformed the S&P 500 in 2006 and did not add value for our clients and shareholders. It is little consolation that most mutual fund managers failed to beat the index in 2006, or that most managers of US large-capitalization stocks fail to outperform in most years, or that under 25% of them can outperform over long periods such as 10 years, or that the next longest streak among active managers going into 2006 –8 years–also ended this year, or that it is believed that no one else has outperformed for 15 consecutive calendar years.B We are paid to do a job and we didn’t do it this year, which is what the end of the streak means, and I am not at all happy or relieved about that.

There was, of course, a lot of luck involved in the streak. It could hardly be otherwise, as the late Stephen Jay Gould pointed out in his analysis of Joe DiMaggio’s 56 game hitting streak. My colleague Michael Mauboussin applied some of Gould’s analysis to investing in Chapter 6 of his book More Than You Know. What are the chances it was 100% luck? There are two broad ways to look at it, one involving a priori, and the other a posteriori, probabilities. If beating the market was purely random, like tossing a coin, then the odds of 15 consecutive years of beating it would be the same as the odds of tossing heads 15 times in a row: 1 in 215, or 1 in 32,768. Using the actual probabilities of beating the market in each of the years from 1991 to 2005 makes the number 1 in 2.3 million. So there was probably some skill involved. On the other hand, something with odds of 1 in 2.3 million happens to about 130 people per day in the US, so you never know.

Looking at the sources of our outperformance over those 15 years yields some observations that I think are applicable to investing generally. They fall into two broad categories, security analysis and portfolio construction. Analytically, we are value investors and our securities are chosen based on our assessment of intrinsic business value. Intrinsic business value is the present value of the future free cash flows of the business.

A A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B Source: Lipper Analytical

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  iii

I want to stress that is THE definition of value, not MY definition of value. When some look at our portfolio and see high-multiple names such as Google Inc. residing there with low-multiple names such as Citigroup Inc., they sometimes ask what my definition of value is, as if multiples of earnings or book value were all that was involved in valuation. Valuation is inherently uncertain, since it involves the future. As I often remind our analysts, 100% of the information you have about a company represents the past, and 100% of the value depends on the future. There are some things you can say about the future with a probability approaching certainty, such as that Citi will make its next dividend payment, and some that are much iffier, such as that the present value of Google’s free cash flows exceeds its current $150 billion dollar market value. Some value investors such as those at Ruane Cunniff have a high epistemic threshold and do exhaustive analysis to create near certainty, or at least very high conviction, about their investments. Others such as Marty Whitman take a credit-driven approach and ground their margin of safety by insisting on strong balance sheets or asset coverage. What unites all value investors is that valuation is the driving force in their analysis.

Trying to figure out the present value of the future free cash flows of a business involves a high degree of estimation error, and is highly sensitive to inputs, which is why we use every valuation methodology known to assess business value, and don’t just do discounted cash flow analysis. We pay a great deal of attention to factors that historically have correlated with stock outperformance, such as free cash flow yield and significant stock repurchase activity. It all eventually comes down to expectations. Whether a company’s valuation looks low or high, if it is going to outperform, the market will have to revise its expectations upward.

Being valuation driven means that we minimize our exposure to the panoply of social psychological cognitive errors identified by the behavioral finance researchers. I think those are the source of the only enduring anomalies in an otherwise very efficient market, since they cannot be arbitraged away.

What we try to do is to take advantage of errors others make, usually because they are too short-term oriented, or they react to dramatic events, or they overestimate the impact of events, and so on. Usually that involves buying things other people hate, like Eastman Kodak Co., or that they think will never conquer their problems, like Sprint Nextel Corp. Sometimes it involves owning things people don’t understand properly, such as Amazon.com Inc., where investors wrongly believe today’s low operating margins are going to be the norm for years.

It is trying to invest long-term in a short-term world, and being contrarian when conformity is more comfortable, and being willing to court controversy and be wrong, that has helped us outperform. “Don’t you read the papers?” one exasperated client asked us after we bought a stock that was embroiled in scandal. As I also like to remind our analysts, if it’s in the papers, it’s in the price. The market does reflect the available information, as the professors tell us. But just as the funhouse mirrors don’t always accurately reflect your weight, the markets don’t always accurately reflect that information. Usually they are too pessimistic when it is bad, and too optimistic when it is good.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv  Investment Commentary

So grounding our security analysis on valuation, and trying to abstract away from the sorts of emotionally driven decisions that may motivate others, are what leads to the stocks that we own, and it is the performance of those stocks that has led to our performance.

The other factor in our results is portfolio construction. We construct portfolios the way theory says one should, which is different from the way many, if not most, construct their portfolios. We do it on risk-adjusted rate of return. We do not do it based on the sector or industry or company weightings in the index. We do not approach things saying we want to be overweight financials because we think the FedC will ease, we want to have tech exposure because it is the right time in the cycle to own tech, or whatever. That is, we don’t do things the way most others appear to do them.

We do not start out thinking we need to be exposed to each sector in the market, because that would mean we would automatically be invested in the worst part of the market. (Some sector has to be the worst, and if your policy is to be in each of them you are going to be in the worst.) If we are in the worst part of the market, it is because we made a mistake, or we have a different time horizon from others, but it will not be as a matter of policy. We want our clients and shareholders to own a portfolio actively chosen based on long-term value, not based on index construction.

A key reason for the streak has been our factor diversification. By that I mean we own a mix of companies whose fundamental valuation factors differ. We have high PED and low PE, high price-to-book and low price-to-book. Most investors tend to be relatively undiversifed with respect to these valuation factors, with traditional value investors clustered in low valuations, and growth investors in high valuations. For most of the 1980’s and early 1990’s we did the same, and got the same results: when so-called value did well, typically from the bottom of a recession to the peak of the economic cycle, so did we. And when growth did well, again usually as the economy was slowing and growth was harder to come by, we did poorly, along with other value types.

It was in the mid-1990’s that we began to create portfolios that had greater factor diversification. In the mid-1990’s, many cyclical stocks were down and acting badly, just the sort of thing we tend to like. I looked at steels, and cement companies, and papers and aluminum, all things being bought by classic low PE, low price-to-book, value investors.

At the same time, though, technology stocks were also selling at very cheap prices. Dell Inc. was selling at about 5x earnings. Even Cisco Systems Inc. could be had for about 15x earnings. I could not see why one would own cyclical companies that struggled to earn their cost of capital when you could get real growth companies that earned high returns on capital for about the same price. So we bought a lot of tech in the mid-1990’s.

C The “Fed” is an abbreviation for the Federal Reserve Board, which is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.
D “PE ratio” is an abbreviation for price/earnings ratio.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  v

Buying tech was not something value investors did back then. That was because tech was not thought to be predictable in the way something like Coke was, for example, since technology changes rapidly. But we had learned from Brian Arthur at the Santa Fe Institute about path dependence and lock in, which meant that while technology changes rapidly, technology market shares often don’t, so they were much more predictable than they looked. We bought them and got lucky when tech values turned into a tech mania in 1998 and 1999.

The result was we did well when first-rate value investors such as Mason Hawkins and Bill Nygren did poorly. They had almost no tech, and if you didn’t have it, you had almost no chance to outperform.

We realized that real value investing means really asking what are the best values, and not assuming that because something looks expensive that it is, or assuming that because a stock is down in price and trades at low multiples that it is a bargain. Federal regulations mandate how concentrated a mutual fund can be; they require a certain amount of diversification even in funds called non-diversified. Diversification has rightly been called the only free lunch available on Wall Street. It follows from the fact that the future is uncertain that one should multiply independent bets. Indeed, the Kelly formula, discussed in Bill Poundstone’s Fortune’s Formula, would indicate that if you were certain about something earning an excess rate of return, you should put 100% of your money in it.

Although funds are subject to requirements regarding diversification by industry or company, they do not have to be diversified by factor, that is, by PE ratios, or price–to–book, or price–to–cash flow. And they mostly are not: value funds tend to have almost all their money in low PE, low price-to-book or cash flow, and growth funds have the opposite. Sometimes growth funds beat value funds and the market, as from 1995 through 1999, and sometimes value funds beat growth funds, as from 2000 through 2006. Sometimes growth is cheap, as it was in 1995, and is today in my opinion, and sometimes so-called value is cheap, as it was in 1999. The question is not growth or value, but where is the best value?

We were fortunate to recognize that so–called growth was cheap in the mid–1990’s and so avoided the extended underperformance of many of our value brethren in the late 1990’s. We were also fortunate to recognize it was expensive in 1999 and sold a lot of those names reasonably well. We were not so smart as to have realized we should have sold them all, so we did less well than many of our value friends during the bear market that ended in March of 2003.

We continue to be factor diversified, which I think is a strength. We own low PE and we own high PE, but we own them for the same reason: we think they are mispriced. We differ from many value investors in being willing to analyze stocks that look expensive to see if they really are. Most, in fact, are, but some are not. To the extent we get that right, we will benefit shareholders and clients.

It has been wrongly suggested that concentration, owning fewer rather than many stocks, is a strategy that adds value. Studies have shown that concentrated portfolios typically outperform

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi  Investment Commentary

others.E All true, but an example of what Michael Mauboussin would call attribute-based thinking. The real issue is the circumstances in which concentration pays, not whether it has in the past.

We suffered from being too concentrated last year. Being more broadly diversified would have led to better results. We benefited, though, from our concentration during the streak period. But being too concentrated was one reason the streak ended.

Concentration works when the market has what the academics call fat tails, or in more common parlance, big opportunities. If I am considering buying three $10 stocks, two of which I think are worth $15, and the third worth $50, then I will buy the one worth $50, since my expected return would be diminished by splitting the money among the three. But if I think all are worth $15, then I should buy all three, since my risk is then lowered by spreading it around. For much of the past 25 years, there were those $10 stocks worth $50 around. For the past few years, they have been largely absent, as inter-industry valuations have only been this homogeneous about 2% of the time.F

Putting this stuff together gets us here: the streak was due to our being valuation driven, which typically gets us into stocks where the expectations are too low because of mostly social psychological reasons; being fortunate enough to have figured out tech was cheap when it was, and expensive when it was; concentrating the portfolio when it made sense to do so, constructing the portfolio rationally and not because of the way the S&P is constructed; and being lucky.

The streak ended because all streaks eventually end, and because we made some mistakes, such as not being invested in energy in 2003 when it was cheap, in being too concentrated when concentration added no value, and due to some bad luck. Sometimes luck helps and sometimes it doesn’t.

The best thing about the streak is we helped clients and shareholders. For 15 consecutive years we actually added value after expenses and helped those who have entrusted money with us to achieve their goals. I am optimistic and confident we can continue to do so, but as they say, there are no guarantees in this business. One thing I can guarantee is that no one will work harder or care more about your money than the team at Legg Mason Capital Management.

Bill Miller, CFA
January 20, 2007

E Source: Michael Mauboussin, Investing: Business or Profession?
F Source: Empirical Research Partners

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  vii

All investments are subject to risk including possible loss of principal.

The views expressed in this commentary reflect those of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason Value Trust, Inc. December 31, 2006

Quarterly Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the three months ended December 31, 2006. Total returns for various periods ended December 31, 2006 are:

Total ReturnsA
	3 Months	12 Months

Value Trust
Primary Class	+9.76%	+5.85%
Financial Intermediary Class	+9.95%	+6.56%
Institutional Class	+10.04%	+6.91%
S&P 500 Stock Composite IndexB	+6.70%	+15.79%
Lipper Large-Cap Core FundsC	+6.33%	+13.53%
Value Line IndexD	+7.35%	+10.97%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial adviser.

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not guarantee future performance. Class R shares, which began operations on December 28, 2006 had a total return of −0.47% for the period ended December 31, 2006.
B A market-capitalization weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
C Average of the 872 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
D Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2  Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

January 22, 2007

Quarterly Report to Shareholders  3

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value Line indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Due to the limited operating history of the Class R shares, a performance graph is not presented. The Class R shares, which began operations on December 28, 2006 had a total return of -0.47% for the period ended December 31, 2006.

4  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+5.85%	+5.85%
Five Years	+45.27%	+7.75%
Ten Years	+214.59%	+12.14%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders  5

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+6.56%	+6.56%
Five Years	+50.28%	+8.49%
Life of Class*	+46.33%	+6.81%
* Inception date: March 23, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning March 31, 2001.

6  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+6.91%	+6.91%
Five Years	+52.77%	+8.84%
Ten Years	+247.47%	+13.26%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders  7

Portfolio Composition (as of December 31, 2006)B

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

The AES Corp.	5.2%
Tyco International Ltd.	5.2%
Sprint Nextel Corp.	5.0%
UnitedHealth Group Inc.	4.6%
Amazon.com Inc.	4.5%
Google Inc.	4.4%
J.P. Morgan Chase and Co.	4.4%
Qwest Communications International Inc.	4.2%
Sears Holdings Corp.	4.0%
Countrywide Financial Corp.	3.5%

B The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2006D

1.	Expedia, Inc.	+33.8%
2.	IAC/InterActiveCorp	+29.2%
3.	The DIRECTV Group, Inc.	+26.7%
4.	Amazon.com, Inc.	+22.9%
5.	Countrywide Financial Corp.	+21.6%
6.	Time Warner Inc.	+19.8%
7.	International Business Machines Corp.	+19.0%
8.	Cisco Systems, Inc.	+18.9%
9.	KB HOME	+17.8%
10.	Eastman Kodak Co.	+16.4%

Weakest performers for the quarter ended December 31, 2006D

1.	Electronic Arts Inc. (EA)	-9.8%
2.	Pfizer Inc.	-7.9%
3.	CA Inc.	-4.2%
4.	Qwest Communications International Inc.	-4.0%
5.	Capital One Financial Corp.	-2.3%
6.	Symantec Corp.	-2.0%
7.	Waste Management Inc.	+0.9%
8.	Yahoo! Inc.	+1.0%
9.	J.P. Morgan Chase & Co.	+3.6%
10.	Pulte Homes, Inc.	+4.1%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
General Motors Corp.	The St. Paul Travelers Companies, Inc.

C Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D Securities held for the entire quarter.

Quarterly Report to Shareholders  9

Portfolio of Investments

Legg Mason Value Trust, Inc.
December 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.8%
Consumer Discretionary — 30.3%
Automobiles — 0.1%
General Motors Corp.	500	$15,360

Household Durables — 4.3%
Centex Corp.	6,100	343,247	A
KB HOME	4,100	210,248
Pulte Homes Inc.	10,600	351,072

		904,567

Internet and Catalog Retail — 9.4%
Amazon.com Inc.	23,500	927,310	A,B
Expedia Inc.	19,210	403,032	A,B
IAC/InterActiveCorp	16,610	617,209	A,B

		1,947,551

Leisure Equipment and Products — 2.6%
Eastman Kodak Co.	21,316	549,955	A

Media — 6.7%
The DIRECTV Group Inc.	26,570	662,658	B
Time Warner Inc.	24,000	522,720
WPP Group PLC	14,762	199,603

		1,384,981

Multiline Retail — 4.0%
Sears Holdings Corp.	4,900	822,857	B

Specialty Retail — 2.3%
The Home Depot Inc.	12,000	481,920

Textiles, Apparel and Luxury Goods — 0.9%
NIKE Inc.	2,000	198,060

10  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Financials — 14.6%
Consumer Finance — 1.6%
Capital One Financial Corp.	4,446	$341,503

Diversified Financial Services — 7.2%
Citigroup Inc.	10,506	585,162
J.P. Morgan Chase and Co.	18,800	908,040

		1,493,202

Insurance — 2.3%
American International Group Inc.	6,700	480,122

Thrifts and Mortgage Finance — 3.5%
Countrywide Financial Corp.	17,000	721,650

Health Care — 12.0%
Health Care Providers and Services — 10.3%
Aetna Inc.	16,200	699,516
Health Net Inc.	9,889	481,189	A,B
UnitedHealth Group Inc.	17,950	964,454

		2,145,159

Pharmaceuticals — 1.7%
Pfizer Inc.	13,000	336,700

Industrials — 7.6%
Building Products — 0.6%
Masco Corp.	3,902	116,553

Commercial Services and Supplies — 0.4%
Waste Management Inc.	2,412	88,678

Quarterly Report to Shareholders  11

	Shares/Par	Value

Industrials — Continued
Industrial Conglomerates — 6.6%
General Electric Co.	8,000	$297,680
Tyco International Ltd.	35,527	1,080,021

		1,377,701

Information Technology — 20.9%
Communications Equipment — 1.6%
Cisco Systems Inc.	12,007	328,138	B

Computers and Peripherals — 6.3%
Dell Inc.	13,700	343,733	B
Hewlett-Packard Co.	8,500	350,115
International Business Machines Corp.	3,002	291,605
Seagate Technology	12,500	331,250

		1,316,703

Internet Software and Services — 10.1%
eBay Inc.	18,000	541,260	B
Google Inc.	2,000	920,960	B
Yahoo! Inc.	24,673	630,148	B

		2,092,368

Software — 2.9%
CA Inc.	9,700	219,705
Electronic Arts Inc. (EA)	6,604	332,593	B
Symantec Corp.	2,700	56,295	B

		608,593

Telecommunication Services — 9.2%
Diversified Telecommunication Services — 4.2%
Qwest Communications International Inc.	104,085	871,192	A,B

Wireless Telecommunication Services — 5.0%
Sprint Nextel Corp.	55,000	1,038,950

12  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Utilities — 5.2%
Independent Power Producers and Energy Traders — 5.2%
The AES Corp.	49,355	$1,087,785	A,B

Total Common Stocks and Equity Interests (Cost — $13,383,495)		20,750,248

Repurchase Agreements — 0.2%
Bank of America 5.24%, dated 12/29/06, to be repurchased at $18,566 on 1/2/07 (Collateral: $18,745 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $18,915)	$18,556	18,556
Goldman Sachs and Co. 5.21%, dated 12/29/06, to be repurchased at $18,566 on 1/2/07 (Collateral: $20,095 Fannie Mae Conventional Loan Pool, 4.50%, due 8/1/35, value $18,903)	18,555	18,555

Total Repurchase Agreements (Cost — $37,111)		37,111

Total Investments — 100.0% (Cost — $13,420,606)		20,787,359
Other Assets Less Liabilities — N.M.%		4,658

Net Assets — 100.0%		$20,792,017

Net Asset Value Per Share:
Primary Class		$72.72

Class R		$79.36

Financial Intermediary Class		$79.36

Institutional Class		$80.86

A Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2006, the total market value of Affiliated Companies was $5,280,919 and the cost was $3,680,166.
B Non-income producing.
N.M. — Not meaningful.

Notes

Notes

Fund Information

Investment Adviser
Legg Mason Capital Management, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Washington, DC

Independent Auditors
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
 Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/funds/about/aboutlmf.asp#results.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For R, FI and I Class Shareholders c/o BFDS P.O. Box 8037 Boston, MA 02206-8037 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-002 (12/06)Q 07-0060